Exhibit 99.1
LEASE
THIS LEASE is made and entered into September 23, 2005, by and between Wainwright #3 Partners, hereinafter referred to as “Landlord,” and Sutter Bank of Commerce, a division of Redding Bank of Commerce, hereinafter referred to as “Tenant.”
     1. Use. Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, the premises described below for the purpose of operating a financial banking institution and uses incidental thereto.
     2. Demised Premises. Demised premises leased to Tenant, together with appurtenances, are hereinafter referred to as the “demised premises” and are situated at 950 Tharp Road, Suite 800, Yuba City, California (APN 58-050-065), and are the premises outlined on the site plan attached hereto as Exhibit A. Said demised premises contain approximately 4,904 square feet.
     3. Term. The term of this Lease shall be for a period of five (5) years. The term of this Lease, and Tenant’s obligations contained herein shall commence November 1, 2005. Occupying all or any portion of the demised premises by Tenant shall be conclusive that the premises are in satisfactory condition and acceptable to Tenant subject to latent defects and deficiencies listed in writing by Tenant to Landlord within ten (10) days after Tenant’s occupancy.
Tenant shall be allowed, prior to commencement of this Lease, to enter upon the demised premises for the purpose of completing Tenant’s improvements and fixturing.
     4. Base Rent; Net Lease. Tenant shall pay to the Landlord, without demand, rent for the demised premises in the amounts and manner specified hereunder (“base rent”). Base rent shall be payable in monthly installments in advance on or before the first day of each calendar month, in lawful money of the United States, without deduction or offset whatsoever to Landlord at the address specified above or to such other firm or to such other place as Landlord may from time to time designate in writing. Base rent for the first full month of the term shall be paid by Tenant upon Tenant’s execution of this Lease. If the obligation for payment of base rent commences on other than the first day of a month, then rent shall be prorated (calculation on the basis of 360 days) and the prorated installment shall be paid on the first day of the next succeeding calendar month.
This Lease shall be a net lease and all base rent and other payments hereunder due from and payable by Tenant to Landlord under this Lease (collectively “rent”) shall be paid to Landlord in installments as provided for in Paragraph 14 herein, “Common Area Expenses.” All rent shall include additional rental under this Lease and Landlord shall be entitled to exercise the same rights and remedies as provided for in this Lease for nonpayment of Base Rent.

	Rent Amount When Paid on	Rent Amount When Paid
After	First Day of Month Due	Seventh Day of Month Due
Year One (1)	$7,111.00+NNN	$7,467.00+NNN
Year Two (2)	$7,254.00+NNN	$7,617.00+NNN
Year Three (3)	$7,399.00+NNN	$7,769.00+NNN
Year Four (4)	$7,547.00+NNN	$7,925.00+NNN
Year Five (5)	$7,697.00+NNN	$8,082.00+NNN
Any monthly rent payment(s) received by Landlord on or after the seventh (7th) day of any month during the term hereof will be subject to the late charge pursuant to Section (a) of this Paragraph, and said late monthly rent payment(s) will be subject to the interest rate pursuant to Section (b) of this Paragraph. Monthly rent payment(s), and any other money payable to Landlord by Tenant in accordance with the terms and provisions of this Lease shall be considered paid on the business day said payment(s) is/are received by Landlord.
     (a) Late Payment Charge: If Tenant shall fail to pay rent or any other amount due under this Lease when due, Tenant shall pay to Landlord, in addition to the interest provided for in Section (b) of this Paragraph, a late payment charge for each occurrence of an amount equal to five percent (5%) of each and every late payment. Tenant and Landlord both agree that it would be impractical and extremely difficult to calculate and prove the amount of damages whenever the Tenant is late in payment rent, and further that the late charge mentioned herein is a reasonable endeavor to estimate a fair compensation for loss which would be sustained by the Landlord upon default of the payment of rent by Tenant.

TENANT:	LANDLORD:
     (b) Interest Rate on Delinquencies: If Tenant shall fail to pay rent within sixty (60) days when due, such unpaid amounts shall bear interest at eighteen percent (18%) APR from due date.
     5. Renewal Option. Tenant is hereby granted the exclusive right and option to renew this Lease for up an additional term of five (5) years, commencing from and after the expiration of the initial term of this Lease. This renewal option shall be upon the same terms and conditions as contained herein, except that the rent for such renewal option period shall be as follows:

	Rent Amount When Paid on	Rent Amount When Paid After
	First Day of Month Due	Seventh Day of Month Due
Option Year One (1)	$7,851.00+NNN	$8,244.00 +NNN
Option Year Two (2)	$8,008.00+NNN	$8,409.00+NNN
Option Year Three (3)	$8,169.00+NNN	$8,578.00+NNN
Option Year Four (4)	$8,332.00+NNN	$8,749.00+NNN

	Rent Amount When Paid on	Rent Amount When Paid After
	First Day of Month Due	Seventh Day of Month Due
Option Year Five (5)	$8,499.00+NNN	$8,924.00 +NNN
This renewal option is subject to the condition that: (a) Tenant shall not be in material default of any provision of the Lease at the time this option is exercised; (b) Tenant shall be in good standing on any and all rental payments; (c) Tenant is occupying the demised premises at the expiration of the initial term.
To exercise this renewal option herein granted, Tenant shall give to Landlord notice in writing at least one hundred-twenty (120) days prior to the expiration of the initial term of this Lease of its election to exercise a renewal option herein granted, and it is expressly agreed by and between the parties hereto that time is of the essence in the giving of said notice.
In the event that Tenant is in default any of the provisions above or does not give written notice of exercise of the renewal option as provided for herein, this renewal option shall lapse and be of no further force or effect.
     6. Security Deposit. Tenant, contemporaneously with the execution of this Lease, will deposit with Landlord the first month’s rent along with the sum of $7,697.00. Said latter sum shall be held by Landlord, without liability for interest, as security for the faithful performance by Tenant of all the terms, covenants and conditions in this Lease and promptly pay all of the rents herein provided for as it falls due and all other sums payable by Tenant to Landlord hereunder, said security deposit shall be returned to Tenant in full at the end of the term of this Lease.
     7. Real Estate Taxes/Assessments. In addition to all rentals herein reserved, Tenant shall pay to Landlord all real estate taxes and assessments levied against the parcel upon which the demised premises is located. Tenant shall pay to Landlord said taxes and assessments in installments as provided for in Paragraph 14 herein, “Common Area Expenses.”
The term “real estate taxes” as used herein shall be deemed to mean all taxes imposed upon the real property and permanent improvements and all assessments levied against said property, but shall not include personal income taxes, personal property taxes, inheritance taxes, or franchise taxes levied against the Landlord, but not directly against said property, even though such taxes may become a lien against said demised premises.
Notwithstanding the above, during the initial term of this Lease, the Tenant shall not be responsible nor liable for any Real Estate Taxes/Assessments/Reassessments whatsoever which are incurred or result from actions taken by the Landlord, including, but not limited to, the sale, exchange or transfer for estate planning purposes, of all or any portion of the demised premises.
     8. Option to Purchase the Demised Premises. Tenant shall have an option to purchase the demised premises and everything appurtenant thereto, for a purchase price of $1,127,920.00 (this price is if the Option is exercised during the fourth (4th) year of the Lease, this amount will increase by two percent (2%) each and every year thereafter). Tenant may exercise this option to purchase at anytime after the third (3rd) year of the initial term. The option to purchase, as well as the Lease, shall be fully assignable, transferable, and the “Memorandum of Lease Agreement with Option to Purchase” shall be recorded contemporaneously with the commencement of the lease term. “Memorandum of Lease Agreement with Option to Purchase” is marked Exhibit B, attached hereto, and incorporated herein by this reference.
     The purchase escrow shall be opened by Tenant and Landlord as soon as Tenant exercises its option to purchase, and escrow shall close no later than ninety (90) days from opening. Escrow fees shall be paid one-half by Tenant and one-half by Landlord. The terms of any sale shall be all cash payment, in the amount of the relevant option price at the time the option is exercised, at close of escrow.
     Tenant/Buyer shall be provided with a then current preliminary report at Landlord’s expense. Tenant shall approve or disapprove of any exceptions within 10 days. Landlord shall cure all disapproved exceptions prior to close of escrow. Tenant/Buyer shall receive a California Land Title Association [C.L.T.A.] policy issued by escrow holder at Landlord’s expense. Title shall be free of al liens and encumbrances subject to (1) a lien for real property taxes, bonds, and assessments not then due; and (2) easements and servitude previously of record; and exceptions approved by Tenant. Real property taxes and assessments, interest, rents, premiums on insurance, payments on bonds and assessments, etc., assumed by Tenant, shall be prorated between Tenant and Landlord as of the date of recordation of the grant deed. Any transfer tax or transfer fee(s) shall be paid by Landlord.
     Tenant shall cooperate with Landlord, and Landlord shall cooperate with Tenant in the event either desire to enter into an Internal Revenue Code, section 1031 tax-deferred exchange. Any such 1031 exchange shall not extend the escrow closing date, nor shall it cost the other party any additional sums or submit that party to any additional liability.
     Tenants’ ability to exercise this option to purchase shall be invalid if, at the time Tenant exercises its option to purchase, Tenant is in substantial and material default of any of the Lease terms. In the event Tenant determines not to exercise its option to purchase, the remaining Lease provisions shall remain in full force and effect.
     9. Construction. Tenant shall be allowed, prior to commencement to the Lease term, to enter upon the demised premises for the purpose of completing Tenant’s improvements and fixturing. Plans and specifications for Tenant’s improvements shall be provided by Tenant at Tenant’s sole cost and expense. Said plans and specifications shall be subject to Landlord’s approval (which shall not be unreasonably withheld). Tenant’s improvements shall be completed to all building codes in force, by licensed contractors in a workmanlike manner, at Tenant’s sole cost and expense.
Tenant is taking the building in its current “cold shell” condition. Landlord shall reimburse Tenant for up to $30.00/sf for tenant improvements upon completion of said improvements.

     10. Alterations. Tenant shall not make or permit any other person to make any alterations to said demised premises without the written consent of Landlord first had and obtained. Should Landlord consent to the making of any alterations to said demised premises by Tenant, the alterations shall be made at the sole cost and expense of Tenant by a contractor or other person selected by Tenant and approved in writing before work commences by Landlord. Any and all alterations, additions, or improvements shall be made by licensed contractors in a workmanlike manner to all building codes in force and at Tenant’s sole cost and expense.
During the Term of this Lease and any fixturing period prior to commencement of the Lease Term, if required by Landlord, Tenant shall also provide security for the completion thereof in the form of a bond or other security satisfactory to Landlord. Tenant shall pay and settle all expenses and liabilities arising out of or in any way connected with any and all construction, repairs, alterations or maintenance of the demised premises, and all liens of mechanics and/or material men, and all liens of a similar character, arising out of or growing out of the construction, repair, alterations or maintenance of the demised premises.
Prior to the termination of this Lease or any extension thereof, Tenant shall be permitted to remove from the demised premises all Personalty (Tenant’s fixtures, furnishings, inventory and equipment on the demised premises whether nailed, screwed, or otherwise fastened to the demised premises, including without limitation shelving, racks, counters, computer equipment, terminals, satellite dish, building signage, monument and pole sign panels, alarm system, safe, telephone system, and testing equipment, but excluding HVAC equipment and light fixtures (collectively, the “Personalty”)) placed by it or by any subtenant on the demised premises, provided however, Tenant shall repair all damages caused by any such removal (except for small holes caused by nails, fasteners and the like). Any Personalty not so removed by Tenant prior to termination of this Lease or any extension thereof, shall become at once a part of the realty and belong to the Landlord without compensation to Tenant.
     11. Parking and Common Facilities. Subject to the restrictions set forth herein, Landlord covenants that the common and parking areas of the parcel, upon which the demised premises is located, be available for the non-exclusive use of Tenant during the full term of this Lease and any extension of the term hereof, provided that the condemnation, other taking by any public authority, the sale in lieu of condemnation of any or all of such common and parking areas, or any requirement for compliance by any governmental authority of any ordinances which may supersede anything contained in this paragraph shall not constitute a violation of this covenant.
Tenant, in use of said common and parking areas, agrees to comply with such reasonable rules and regulations as Landlord may adopt from time to time for the orderly and proper operation of said common and parking areas, and Tenant shall enforce them against Tenant’s employees.
No parking of recreational vehicles or trucks shall be permitted in the parking area except for service and delivery purposes.

     12. Maintenance and Repair. Tenant shall, subject to Landlord’s obligations hereinafter provided, at all times during the term hereof, and at the Tenant’s sole cost and expense, keep, maintain and repair the building and other improvements upon the demised premises in good and sanitary order and condition including without limitation to, the maintenance and repair of any glass, windows and glazing, doors and storefronts, interior walls and partitions, floor coverings, plumbing, pipes, electrical wiring and conduits, ceiling, lighting fixtures including replacement of tubes, bulbs and ballasts, heating and air conditioning system(s). Tenant shall periodically sweep and clean the sidewalks adjacent to the demised premises as needed.
Tenant shall at all times maintain, at its expense, a maintenance agreement acceptable to Landlord on the heating and air conditioning units, and cause such units to be maintained at regular intervals during the term of this Lease.
Landlord shall maintain, at Landlord’s expense, in good repair the exterior walls, roof and sidewalks; however, any repairs to the roof necessitated by, or as a result of, penetrations in the completed roof caused by Tenant shall be made by Tenant at Tenant’s expense.
By entering into the demised premises Tenant shall be deemed to have accepted the demised premises as being in good and sanitary order, condition and repair and Tenant agrees on the last day of said term, or sooner termination of this Lease, to surrender the demised premises with appurtenances, in the same condition as when received, reasonable use and wear thereof, and damage by fire, act of God, or by the elements excepted.
     13. Compliance with Laws, Rules and Regulations. Tenant shall, at its sole cost and expense, comply with all the requirements of all municipal, state and federal authorities now in force or which may hereafter be in force pertaining to the demised premises and use of said demised premises and shall faithfully observe in said use all municipal ordinances and state and federal statutes now in force or which shall hereafter be in force.
     14. Common Area Expenses. Landlord agrees to cause the common areas to be kept in good and sanitary order and condition in order to maintain a neat, clean and orderly appearance at all times. Tenant shall pay to Landlord, in addition to all other rentals, all of the Landlord’s total reasonable costs and expenses incurred in operating, maintaining, and managing the demised premises and its common facilities, including but not limited to gardening and landscaping maintenance, maintenance and cleaning of parking lot and walkways, reserves for maintenance and replacements, the costs of public liability and property damage insurance, fire and extended coverage insurance, security protection, removal of trash, rubbish, garbage or other refuse, real estate taxes and assessments (Paragraph 7) and pro rata charges for water, sewer, common area lighting, and maintenance and repairs to lighted common area exterior signs including replacement of lighting elements, bulbs or tubes as needed.

A calculated estimate of Tenant’s pro rata share of Common Area Expenses and Real Estate Taxes (see Paragraph 7 herein) for the base year is $0.35/SF/month. This combined amount shall herein be referred to as “common area expenses”, “common area maintenance charges”, or “CAM.”
Tenant shall pay the estimated common area expenses with installments of base rent for each year to which the estimated common area expenses applies in monthly installments on the first day of each calendar month during such year, in advance. If at any time during the course of the calendar year, Landlord determines that common area expenses will apparently vary from the then estimated amount by more than ten percent (10%), Landlord may, by written notice to Tenant, revise the estimated common area expenses for the balance of such calendar year and Tenant shall pay Tenant’s pro rata share of the estimated common area expenses as so revised for the balance of the then current calendar year on the first of each calendar month thereafter.
“Common area expenses adjustment” shall mean the difference between estimated common area expenses and actual common area expenses for any calendar year determined as hereinafter provided. Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of common area expenses for the calendar year just ended accompanied by a computation of common area expenses adjustment. If such statement shows that Tenant’s payment based upon estimated common area expenses is less than Tenant’s pro rata share of common area expenses, then Tenant shall pay to Landlord the difference within twenty (20) days after receipt of such statement. If such statement shows that Tenant’s payments of estimated common area expenses exceed Tenant’s pro rata share, then (provided that Tenant is not in default under this Lease), Landlord shall pay to Tenant the difference within twenty (20) days after the date of such statement. If this Lease has been terminated or the term hereof has expired prior to the date of such statement, then the common area expenses adjustment shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement.
Should this Lease commence or terminate at any time other than the first day of the calendar year, Tenant’s pro rata share of the common area expenses adjustment shall be prorated by reference to the exact number of calendar days during such calendar year for which Tenant is obligated to pay rent.
     15. Utilities. Tenant shall pay before delinquent all charges for gas, heat, electricity, power, telephone services, water, sewer, garbage, and other services of utilities used in, upon, or about the demised premises by Tenant or any of its subtenants or licensees during the term of this Lease.
     16. Entry and Inspection. Tenant shall have the right to peacefully hold and enjoy the demised premises without unreasonable hindrance or interruption by Landlord or any persons claiming by, through, or under Landlord, until the expiration of the lease term; however, Tenant shall permit Landlord and/or its agent to enter into and upon the demised premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining the demised premises.

Tenant shall permit Landlord at any time within ninety (90) days prior to the expiration of this Lease, or any extended term thereof, to place upon demised premises any usual or ordinary “For Lease” signs. During such ninety (90) day period, Landlord or its agents may, during normal business hours, enter upon demised premises and exhibit it to prospective tenants.
     17. Assignment and Subletting. Tenant shall not assign this Lease or any interest therein, and shall not sublet the demised premises or any part thereof, or any right or privilege appurtenant thereto, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld. Consent by Landlord to one assignment, subletting, occupation or use by another person, or entity, shall not be deemed to be consent to any subsequent assignment, subletting, occupation or use by another person or entity.
Consent by the Landlord to an assignment shall not release the originally named tenant from liability for the continued performance of the terms and provisions on the part of the Tenant to be kept and performed unless Landlord specifically releases originally named tenant from said liability.
Any assignment or subletting without the prior written consent of Landlord shall be void and shall, at the option of the Landlord, terminate this Lease. Neither this Lease nor any interest therein shall be assignable, as to the interest of Tenant, by operation of law, without the prior written consent of Landlord.
     18. Default.
          (a) If Tenant fails to make any payment required by the provisions of this Lease, when due, or fails within thirty (30) days after written notice thereof to correct any breach or default of the other covenants, terms or conditions of this Lease, or if Tenant breaches this Lease and abandons the demised premises before the end of the term, Landlord shall have the right at any time thereafter to elect to terminate this Lease and Tenant’s right to possession hereunder. Upon such termination, Landlord shall have the right to recover against Tenant:
               (1) The worth at the time of award of the unpaid rent which had been earned at the time of termination;
               (2) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Tenant proves could have been reasonably avoided;
               (3) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Tenant proves could be reasonably avoided; and
               (4) Any other amount necessary to compensate the Landlord for all the detriment proximately caused by Tenant’s failure to perform its obligations under the Lease or which, in the ordinary course of things, would be likely to result there from.

The “worth at the time of award” of the amounts referred to in subparagraph (1) and (2) above shall be computed by allowing interest at eighteen percent (18%) per annum. The “worth at the time of award” of the amount referred to in subparagraph (3) above shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
          (b) Such efforts as Landlord may make to mitigate the damages caused by Tenant’s breach of this Lease shall not constitute a waiver of Landlord’s right to recover damages against Tenant for any liability arising prior to the termination of this Lease for personal injuries or property damage. Tenant hereby agrees to indemnify and hold Landlord harmless from any such injuries and in defending any action brought against Landlord for any recovery thereof, and in enforcing the terms and provisions of this indemnification against Tenant.
          (c) Notwithstanding any of the foregoing, the breach of this Lease by Tenant, or an abandonment of the demised premises by Tenant shall not constitute a termination of this Lease, or of Tenant’s right of possession hereunder, unless and until Landlord elects to do so, and until such time Landlord shall have the right to enforce all of its rights and remedies under this Lease, including the right to recover rent, and all other payments to be made by Tenant hereunder, as it becomes due; provided, however, that until such time as Landlord elects to terminate this Lease and Tenant’s right to possession hereunder, Tenant shall have the right to sublet the demised premises or to assign its interests in this Lease, or both, subject only to the written consent of Landlord which consent shall not be unreasonably withheld.
          (d) As security for the performance by Tenant of all of its duties and obligations hereunder, Tenant does hereby assign to Landlord the right, power and authority, during the continuance of this Lease, to collect the rents, issues and profits of the demised premises, reserving unto Tenant the right, prior to any breach or default by it hereunder, to collect and retain said rents, issues and profits as they become due and payable.
Upon any such breach or default, Landlord shall have the right at any time thereafter without notice, except as provided for above, either in person, by agent or by a receiver to be appointed by a court, enter and take possession of demised premises and collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorneys’ fees, upon any indebtedness secured hereby and in such order as Landlord may determine.
          (e) The parties hereto agree that acts of maintenance, preservation, efforts to re-lease the demised premises, or the appointment of a receiver upon the initiative of the Landlord to protect its interest under this Lease, shall not constitute a termination of Tenant’s right of possession, for the purpose of this paragraph, unless accompanied by a written notice from Landlord of its election to so terminate.
          (f) In the event of any default by Landlord in the performance of any covenant or condition to be kept or performed hereunder, and if such default continues for a period of ninety

(90) days after receipt by Landlord of a written notice from Tenant specifying the default, in such event Tenant, at its election, can declare this Lease terminated and void, and vacate the demised premises within an additional period of thirty (30) days, paying rent only to the date of said vacating.
     19. Force Majeure. Except as provided otherwise in this Lease, in the event Landlord or Tenant shall be delayed or hindered in, or prevented from, the performance of any act required hereunder by reason of inability to procure materials, delay by the other party, failure of power or unavailability of utilities, riots, insurrection, war or other reason of a like nature not the fault of such party or not within its control, acts of God, governmental laws or regulations without fault and beyond the control of the party obligated (financial inability excepted), then performance of such act shall be excused for the period of delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay (collectively, “Force Majeure ”).
     20. Insurance.
          (a) Liability Insurance: Tenant shall procure and maintain in force during the term of this Lease and any fixturing period prior to commencement of the lease term, at its expense, public liability insurance in companies and through brokers approved by Landlord, adequate to protect against liability for damage claims through public use of, or arising out of, actions occurring in or around the demised premises in a minimum amount of $2,000,000 in respect to injury or death of one person, to the limit of not less than $2,000,000 in respect to any one accident, and to the limit of not less than $1,000,000 in respect to property damage. All such policies shall be issued in the name of Tenant and Landlord and for the mutual and joint benefit and protection of said parties; such policies of insurance, or copies thereof, shall be delivered to Landlord.
          (b) Fire Insurance: Tenant, at Tenant’s sole cost and expense, shall maintain on its personal property, Tenant’s improvements and alterations in, on or about the demised premises, a policy of standard fire and extended coverage insurance with vandalism and malicious mischief endorsements, to the extent of at least ninety percent (90%) of their full replacement value. The proceeds from such policy shall be used by Tenant for replacement of personal property or restoration of Tenant’s improvements and alterations.
          (c) Evidence of Insurance. All policies shall be taken out with third party insurers with an insurer which is rated in “Best’s Insurance Guide” of A+, AA or better. Tenant agrees that certificates of insurance will be delivered to Landlord as soon as practicable after the placing of the required insurance, but in no event later than ten (10) days after Tenant takes possession of all or any part of the demised premises. Tenant shall cause to be issued to Landlord, in lieu of the original policy, certificates of insurance evidencing compliance with the applicable covenants of this Paragraph. Tenant shall obtain certificates of insurance stating that no expiration, cancellation or material change in the insurance evidenced thereby shall be effective unless thirty (30) days unconditional notice of such expiration, cancellation or material change shall have been given to Landlord.
(d) Landlord covenants and agrees that throughout the term it will insure the Building, to its full replacement value (excluding any property with respect to which Tenant is obliged to insure pursuant to the provisions of Paragraph 20(b) above) against damage by fire and standard extended coverage (costs for such insurance shall be paid by Tenant per Paragraph 14). Landlord may, but shall not be obliged to, take out and carry any other form or forms of insurance as it or the mortgagee of Landlord may reasonably determine advisable. Tenant acknowledges that it has no right to receive any proceeds from any such insurance policies carried by Landlord. Landlord will not carry insurance of any kind on Tenant’s furniture or furnishings, or on any fixtures, equipment, improvements or appurtenances of Tenant under this Lease; and Landlord shall not be obligated to repair any damage thereto or replace the same.
     21. Uses Prohibited. Tenant shall not commit or permit the commission of any acts on said demised premises nor use or permit the use of said demised premises in any way that:
          (a) Will increase the existing rates for or cause cancellation of any fire, casualty, liability, or other insurance policy insuring the Building or its contents;
          (b) Violates or conflicts with any law, statute, ordinance, or governmental rule or regulation, whether now in force or hereinafter enacted, governing said demised premises or the Building; or
          (c) Constitutes the commission of waste on said demised premises or the commission or maintenance of a nuisance as defined by the laws of the State of California.
     22. Indemnification.
(a) Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant’s use of the demised premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Tenant in or about the demised premises. Tenant shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of Tenant, or of its agents or employees. Tenant shall also indemnify and hold harmless Landlord from and against all costs, attorneys’ fees, expenses and liabilities incurred in or about any such claim, or any action or proceeding brought thereon, and in any case any action or proceeding is brought against Landlord by reason of such claim.
          (b) Landlord shall indemnify and hold harmless Tenant against and from any and all claims arising from Landlord’s use of the demised premises or the conduct of its business or from any activity, work, or thing done, permitted or suffered by Landlord in or about the demised premises. Landlord shall further indemnify and hold harmless Tenant against and from any and all claims arising from any breach or default in the performance of any obligation on Landlord’s part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of Landlord, or of its agents or employees. Landlord shall also indemnify and hold harmless Tenant from and against all costs, attorneys’ fees, expenses and liabilities incurred in or about any such claim, or any action or proceeding brought thereon, and in any case any action or proceeding is brought against Tenant by reason of such claim.

     23. Signage. Tenant shall not place or permit to be placed any sign, marquee, or awning on the demised premises or any part of the building exterior without the prior written consent of Landlord. Landlord shall have the right to approve the type and size, location, and color of all signs which Tenant desires to use or place in or upon the demised premises or any part of the building exterior.
Tenant shall maintain its own signs including, but not limited to the replacement of lighting elements, and bulbs or tubes as necessary.
     24. Damage to or Destruction of Demised Premises.
          (a) In the event of (1) partial destruction of demised premises, or the building containing same, during the term hereof, which requires repairs to either demised premises or said building, or (2) demised premises, or the building containing same, during the term hereof, being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant’s act, use or occupation, which declaration requires repairs to either demised premises or said building, Landlord shall forthwith make said repairs provided Tenant gives to Landlord thirty (30) days written notice of the necessity therefore.
No such partial destruction [including any destruction necessary in order to make repairs required by any declaration made by any public authority] shall in any way annul or void this Lease except that Tenant shall be entitled to a proportionate reduction of minimum guaranteed rental while such repairs are being made. Such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with the business carried on by Tenant in demised premises.
If, however, the building is damaged as a result of fire or any other casualty to an extent in excess of twenty five percent (25%) of its then replacement cost, [excluding foundations] Landlord may within thirty (30) days following the date such damage occurs terminate this Lease by written notice to Tenant. If Landlord, however, elects to make said repairs and, provided Landlord uses due diligence in making said repairs, this Lease shall continue in full force and effect and the minimum guaranteed rental shall be proportionately reduced as hereinabove provided. If Landlord elects to terminate this Lease, all rentals shall be prorated between Landlord and Tenant as of the date of such destruction.
          (b) In respect to any partial destruction [including any destruction necessary in order to make repairs required by any such declaration of any authorized public authority] which Landlord is obligated to repair or may elect to repair under the terms of this Lease, Tenant waives any statutory right it may have to cancel this Lease as a result of such destruction.
     25. Condemnation.
          (a) If the whole of the demised premises shall be acquitted or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding and all rentals shall be paid up to that date. If the whole of the common parking areas in the parcel, upon which the demised premises is located, shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceedings unless Landlord shall provide other parking facilities substantially equal to the previously existing ratio between the common parking areas and the demised premises, within ninety (90) days from the date of acquisition. In the event that Landlord shall provide such other substantially equal parking facilities, then this Lease shall continue in full force and effect subject to Tenant’s approval.
          (b) If any part of the demised premises shall be acquired or condemned by eminent domain for any public or quasi-public use or purpose, and in the event that such partial taking or condemnation shall render the demised premises unsuitable for the business of the Tenant, then the term of this Lease shall cease and terminate as of the date of title vesting in such proceeding. In the event of a partial taking or condemnation which is not extensive enough to render the demised premises unsuitable for the business of the Tenant, then Landlord shall promptly restore the elapsed demised premises to a condition comparable to its condition at the time of such condemnation less the portion lost in the taking and this Lease shall continue in full force and effect except that the rent due shall be proportionally reduced as based upon the percentage of the premises remaining as related to the whole when this Lease was created.
If any part of the parking area of the parcel, upon which the demised premises is located, shall be acquired or condemned by eminent domain for any public or quasi-public use, or building(s), in which demised premises is located, is reduced to a ratio below the minimum herein provided, then the term of this Lease shall cease and terminate from the date of title vesting in such proceeding, unless the Landlord shall take immediate steps toward increasing the parking ratio to a ratio in excess of said minimum, in which event this Lease shall be unaffected and remain in full force and effect as between the parties hereto.
          (c) Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution of value of the Leasehold or to the fee of the demised premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant’s own right on account of any and all damage to Tenant’s business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant’s merchandise, furniture, fixtures, leasehold improvements and equipment.
     26. Quiet Enjoyment. Landlord hereby agrees that upon Tenant paying the rent, the additional rents as herein provided, and observing and performing any and all of the terms hereof, Tenant may peaceably and quietly enjoy the demised premises.
Tenant shall not commit, or suffer to be committed any waste upon the demised premises, or any nuisance or other act or thing which may disturb the quiet enjoyment of the other tenants.

     27. Hazardous Substances. Tenant shall not generate, use, discharge, dump, release, spill, store, handle, dispose of, on, or transport over the demised premises any Hazardous Substances (defined below) whether accidentally or intentionally, legally or illegally. If any claim is ever made against Landlord relating to Hazardous Substances present at or around the demised premises introduced by Tenant, its agents or employees, all costs of removal incurred by, all liability imposed upon, or damages suffered by Landlord because of the same shall be borne by Tenant, and Tenant hereby indemnities and agrees to be responsible for and defend and hold Landlord harmless from and against all such costs, losses, liabilities and damages, including, without limitation, all third-party claims (including sums paid in settlement thereof, with or without legal proceedings) for personal injury or property damage and other claims, actions, administrative proceedings, judgments, compensatory and punitive damages, lost profits, penalties, fines, costs, losses, attorneys’ fees and expenses (through all levels of proceedings), consultants or experts fees and all costs incurred in enforcing this indemnity. The indemnity of Tenant described in this Paragraph shall survive the termination or expiration of this Lease.
The term “Hazardous Substances” includes, without limitation, any material or substance which is:
(1)	defined or listed as a “hazardous waste”, “extremely hazardous waste”, “restrictive hazardous waste” or “hazardous substance” or considered a waste, condition of pollution or nuisance under the Environmental Laws;

(2)	petroleum or a petroleum product or faction thereof,

(3)	asbestos; and/or

(4)	substances known to cause cancer and/or reproductive toxicity.
     28. Auctions. Tenant shall not display or sell merchandise outside the defined exterior walls and permanent doorways of the demised premises. Tenant shall not conduct or permit to be conducted any sale by auction in, upon, or from the demised premises, whether said auction be voluntary, involuntary, pursuant to any bankruptcy or other solvency procedure.
     29. Subordination; Estoppel Certificates.
          (a) Mortgage by Landlord: Tenant accepts this Lease subject to any deed of trust, security interest or mortgage which might now or hereafter constitute a lien upon the building or improvements.
This Lease is subject and subordinated to all present and future mortgages, deeds of trust, and other encumbrances affecting the demised premises or the property of which the demised premises are a part. Within fifteen (15) days after written request from Landlord, Tenant agrees to execute, at no expense to Tenant, any instrument which may be deemed necessary or desirable by Landlord to further effect the subordination of this Lease to any mortgage, deed of trust, or encumbrance. Such Tenant subordination shall be conditioned upon a lender executing a standard Non-Disturbance Agreement.

           (b) Estoppel Certificates: Without charge, at any time and from time to time hereafter, within ten (10) days after receipt of written request by either party, the other party shall certify, by written and duly executed instrument stating the status of the Lease, to any person or entity specified in such request.
     30. Sale of Demised Premises by Landlord. In the event of any sale of the demised premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; the purchaser at such sale, or any subsequent sale of the demised premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all covenants and obligations of the Landlord under this Lease.
     31. Attorneys’ Fees. In the event either party shall commence or be required to commence or defend any action or proceeding against any other party by reason of any breach or claimed breach of any provision of this Lease, to commence or defend any action or proceeding in any way connected with this Lease or to seek a judicial declaration of rights under this Lease, the party prevailing in such action or proceeding shall be entitled to recover from or to be reimbursed by the other party for the prevailing party’s reasonable and actual attorneys’ fees and costs through all levels of proceedings.
     32. Successors in Interest. The covenants herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto. All of the parties hereto shall be jointly and severally liable hereunder.
     33. Notices. All notices and other communications to be given hereunder shall be in writing and shall be given either by (a) personal delivery (by local courier), (b) first class registered or certified mail, return receipt requested, postage prepaid, or (c) overnight delivery service (e.g. Airborne Express), addressed as follows:

Tenant:	Sutter Bank of Commerce A division of Redding Bank of Commerce 1504 Eureka Road, Suite 100 Roseville, CA 95661

Landlord:	Wainwright #3 Partners P.O. Box 591 Marysville, CA 95901
or at any other address designated by Landlord or Tenant in writing, in the manner set forth in this Paragraph. Any such notice or communication shall be deemed to have been given as of the date of delivery (whether or not received by the person to whose attention notice is directed at such address) if hand delivered, the date of receipt (whether or not received by the person to whose attention notice is directed at such address) if sent by overnight delivery service, or three (3) days after the date of mailing if mailed first class registered or certified.
     34. Surrender at Expiration; Holding Over. Upon expiration or other termination of this Lease, Tenant shall immediately surrender possession of the demised premises to Landlord in substantially the condition in which Tenant is required to maintain the demised premises except for reasonable wear and tear, and damage by fire or casualty. All keys which Tenant has in its possession for locks within the demised premises shall be delivered to Landlord. Upon surrender, all right, title and interest of Tenant in the demised premises shall cease.
All property remaining in or about the demised premises following surrender shall be considered to have been abandoned by Tenant and Landlord may dispose of it in any manner Landlord wishes. Tenant shall promptly reimburse Landlord for all costs incurred for disposal together with all costs for repairs required because of removal of all or any of such abandoned property.
Any holding over after the expiration of the term of this Lease with the consent of the Landlord shall be construed to be a tenancy from month to month cancelable upon thirty (30) days written notice by either party hereto, and at a rental and upon terms and conditions as existed during the last year of the term hereof.
     35. Partial Invalidity. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions hereof shall remain in full force and effect and shall in no way be effected, impaired or invalidated thereby.
     36. Entire Agreement; Merger; Captions. This Lease, including all exhibits hereto (which are hereby incorporated herein by reference for all purposes), contains the full and final agreement of every kind and nature whatsoever between the parties hereto concerning the subject matter of this Lease, and all preliminary negotiations and agreements of whatsoever kind or nature between Landlord and Tenant are merged herein. This Lease cannot be changed or modified in any manner other than by a written amendment or modification executed by Landlord and Tenant.
The captions for sections of this Lease are for convenience only and shall have no effect upon the construction or interpretation of any part of this Lease.
     37. Confidentiality. This Lease shall not be recorded but the Memorandum of Lease may be recorded as set forth herein. Tenant and Landlord shall preserve the confidentiality of the substance of this transaction, provided however, that such information may be disclosed to the parties respective developers, banks, lawyers, accountants, employees, agents, brokers or any other persons acting on behalf of the parties (collectively referred to herein as “agents”). The parties hereto acknowledge and agree that the rent herein negotiated by the parties may, or may not represent the rate generally prevailing in the area, or the rate that other tenants in the building are paying.
     38. Consents. Except as otherwise expressly provided in this Lease, any consent or approval granted by either party hereunder shall be deemed a consent only as to the matter on which such consent was requested, shall not waive the consenting party’s right to give or withhold consent to any subsequent matter and shall not be unreasonably withheld, delayed or conditioned.
Unless otherwise specifically provided, whenever consent or approval of Landlord or Tenant is required under the terms of this Lease such consent or approval shall not be unreasonably withheld or delayed. Tenant’s sole remedy if Landlord unreasonably withholds or delays consent or approval shall be an action for specific performance and Landlord shall not be liable for damages. If either party withholds any consent or approval, such party shall on written request deliver to the other party a written statement giving the reasons therefore.
     39. Designated Parties; Corporate Authority. Landlord may act in any matter provided for herein by its property management or any other person who shall from time to time be designated by Landlord by notice to Tenant. Tenant may designate in writing a person to act on its behalf in any matter provided for herein and may, by written notice, change such designation. In the absence of such designation, the person(s) executing this Lease for Tenant shall be deemed to be authorized to act on behalf of Tenant in any matter provided for herein.
If Tenant is a corporation, limited liability company, partnership, or trust, Tenant covenants that such entity or trust is duly constituted under the laws of the state of its organization, and that the officer, member, or trustee who is acting as its signatory in this Lease is duly authorized and empowered to act for and on behalf of such entity or trust. Tenant warrants that it has legal authority to operate, and is authorized to do business in California.
     40. Relationship of Parties. Nothing contained in this Lease shall create any relationship between Landlord and Tenant other than that of landlord and tenant, and it is acknowledged and agreed that Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of Tenant’s business, or a joint venturer, or a member of a joint or common enterprise with Tenant. Further, it is hereby stipulated and agreed that this Lease was entered into after “arms length negotiations,” and that this is not a contract of adhesion. Further, Landlord and Tenant do not hold any “special fiduciary relationships.”
     41. Brokerage; Dual Agency. Landlord and Tenant hereby acknowledge that both parties are being represented in this transaction by Meagher and Tomlinson Co. [hereinafter referred to as “Broker"] and have previously authorized such dual agency. Tenant further acknowledges that Broker shall be compensated by Landlord pursuant to the terms of a separate agreement. Landlord and Tenant hereby warrant that neither is being represented by any other real estate broker in this transaction.

Landlord acknowledges that the Broker has made no representations or warranties as to the creditworthiness of Tenant or as to Tenant’s ability to perform its obligations under the terms of this Lease.
Tenant acknowledges that the Brokers have made no representations or warranties as to the suitability of the demised premises for Tenant’s intended use, nor have the Brokers made any representations or warranties to Tenant as to the physical condition of the demised premises.
     42. Lease Document; Construction. This lease document form has been provided by Broker solely as a convenience to the parties. Landlord and Tenant hereby agree to indemnify and hold Broker harmless from any deficiencies that this lease document form is later determined to contain. Broker is not qualified to give legal advice; Landlord and Tenant should refer this Lease to their respective attorneys for prior review.
Should any provision of this Lease require judicial interpretation, the parties hereto also agree that the court interpreting or construing this Lease shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the “Rule of Construction” that a document is to be more strictly construed against the party who itself, or through its agents, prepared the same, it being agreed that Landlord and Tenant have participated in the preparation hereof.
     43. Recording. Either party, upon ten (10) days written request, shall execute, acknowledge and deliver to the other party, a short form Memorandum of Lease for recordation purposes. All costs and expenses related thereto shall be borne by the party requesting the Memorandum.
     44. Law; Venue. This Lease and the performance hereunder shall be governed by the laws of the State of California, and the venue of any action hereon shall be in the County of Sutter where the demised premises are located.
     45. Time. Time is of the essence of this Lease.
     46. Counterparts. This Lease may be executed in one or more identical counterparts, and as so executed by all parties hereto shall constitute a single instrument for purposes of the effectiveness of this Lease.
     47. Waiver. If either Landlord or Tenant fails to insist on the strict observance by the other of any provisions of this Lease, neither shall thereby be precluded from enforcing nor be held to have waived any of the obligations, past, present or future, of this Lease. Either party may accept late payment or performance by the other without waiving any Event of Default which may then have accrued.

     48. Effectiveness of Lease. Neither the preparation nor delivery of this Lease to Landlord/Tenant shall be deemed to be an offer to lease the demised premises by Tenant/Landlord, but merely be a part of the negotiations between Landlord and Tenant. Neither Landlord nor Tenant shall have any obligation or liability to the other whatsoever until such time as both parties have executed this Lease and each party has been delivered a copy of the executed Lease.
The parties hereto acknowledge that they have read and received a copy of this Lease.
LANDLORD:

Dated:___9/22/05___	Wainwright #3 Partners

By: /s/ Ray Lanza

Its___General Partner
TENANT:

Dated: ___9/20/05___	Sutter Bank of Commerce
A division of Redding Bank of Commerce

By: /s/ Linda J. Miles

Its: Executive Vice President & Chief Financial Officer

TABLE OF CONTENTS

Paragraph	Caption
1.	Use.
2.	Demised Premises.
3.	Term.
4.	Base Rent; Net Lease.
5.	Renewal Option
6.	Security Deposit.
7.	Real Estate Taxes/Assessments.
8.	Option to Purchase the Demised Premises.
9.	Construction.
10.	Alterations.
11.	Parking and Common Facilities.
12.	Maintenance and Repair.
13.	Compliance with Laws, Rules and Regulations.
14.	Common Area Expenses.
15.	Utilities.
16.	Entry and Inspection.
17.	Assignment and Subletting.
18.	Default.
19.	Force Majeure.
20.	Insurance.
21.	Uses Prohibited.
22.	Indemnification.
23.	Signage.
24.	Damage to or Destruction of Demised Premises.
25.	Condemnation.
26.	Quiet Enjoyment.
27.	Hazardous Substances.
28.	Auctions.
29.	Subordination; Estoppel Certificates.
30.	Sale of Demised Premises by Landlord.
31.	Attorneys’ Fees.
32.	Successors in Interest.
33.	Notices.
34.	Surrender at Expiration; Holding Over.
35.	Partial Invalidity.
36.	Entire Agreement; Merger; Captions.
37.	Confidentiality.
38.	Consents.
39.	Designated Parties; Corporate Authority.
40.	Relationship of Parties.
41.	Brokerage; Dual Agency.
42.	Lease Document; Construction.
43.	Recording.
44.	Law; Venue.
45.	Time.
46.	Counterparts.

Paragraph	Caption
47.	Waiver
48.	Effectiveness of Lease.
***

EXHIBIT B
Memorandum of Lease with Option to Purchase
This is Memorandum of an unrecorded Master Lease dated the 23 day of September, 2005 between WAINWRIGHT #3 PARTNERS, Landlord, and SUTTER BANK OF COMMERCE, a division of Redding Bank of Commerce, Tenant, concerning the demised premises commonly known as 950 Tharp Road, Suite 800, Yuba City, California (APN 58-050-065), which demised premises are more particularly described in Exhibit A, attached hereto and made a part hereof by this reference.
For good and valuable consideration, Landlord has leased, and hereby leases to Tenant, the above described premises, for the term and under the provisions contained in the above mentioned Lease, such Lease being incorporated in this Memorandum by this reference.
The Lease will commence on November 1, 2005, and will run for a term of five (5) years, ending on October 31, 2010.
Tenant has an Option to Purchase the demised premises as stated in the Lease.
This Memorandum is not a complete summary of the Lease. The provisions in this Memorandum should not be used in interpreting the Lease provisions. In the event of conflict between the Memorandum and the Lease, the Lease shall control.
Executed at Yuba City, California.

Dated:___9/22/05	Wainwright #3 Partners
Landlord

By: /s/ Ray Lanza

Its:___General Partner___

Dated:_9/20/05___	Sutter Bank of Commerce,
a division of Redding Bank of Commerce
Tenant

By:_/s/ Linda J. Miles

Its: Chief Financial Officer